Income Taxes	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 – Income Taxes

Our Income tax (expense) / benefit of $(130,551) and $190,787 for the three and nine months ended September 30, 2024, respectively, is primarily due to operations outside of the United States and changes in valuation allowance related to certain deferred tax assets generated or utilized in the applicable period.

Our income tax (expense) of $(40,952) and $(174,899) for the three and nine months ended September 30, 2023, respectively, is primarily due to operations outside of the United States and changes in valuation allowance related to certain deferred tax assets generated or utilized in the applicable period.

Deferred tax assets are regularly reviewed for recoverability by jurisdiction and valuation allowances are established based on historical and projected future taxable losses and the expected timing of the reversal of existing temporary differences. The Company has recorded valuation allowances against the majority of its deferred tax assets of September 30, 2024, and the Company expects to maintain these valuation allowances until there is sufficient evidence that future earnings can be achieved, which is uncertain at this time.

The Company's consolidated financial statements contain various tax related entries the same being due to the operations of the two Canadian subsidiaries and are in compliance with Canadian tax laws.